Item 1: Report to Shareholders

International Growth & Income Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

International stocks outpaced U.S. equities over the 6- and 12-month periods ended October 31, 2005. Their performance was strong in the face of rising oil prices, higher U.S. interest rates, and two sharp pullbacks in March and October. Emerging markets were the star performers, even with a steep slide in October. Japanese stocks did particularly well in the second half of our fiscal year, resulting in a stellar 12-month return.

We are pleased to report that the International Growth & Income Fund, Advisor Class, and R Class shares generated solid returns for the 6- and 12-month periods ended October 31, 2005. The portfolio outperformed the Lipper International Multi-Cap Value Funds Average and the unmanaged MSCI EAFE (Europe, Australasia, and Far East) Index for both periods thanks to strong stock selection and favorable sector weightings. (Results for the Advisor and R Class shares varied slightly from the retail shares, reflecting their differing fee structures.)

During the six-month period, our financial and energy holdings were large contributors to the fund. Although the telecommunications sector was a very weak performer for the market, the portfolio’s selection of telecom stocks posted solid gains. Consumer staples holdings were the laggards during the period. Across developed-market regions, Japanese stocks posted the strongest returns. The portfolio’s modest allocation to Latin America also helped boost results.

MARKET REVIEW

Even though developed international markets gave up some ground in the first half and then again in October, they delivered solid results for the six-month period. Corporate restructuring in Europe drove solid earnings gains despite sluggish economic growth, tight labor restrictions, and burdensome government regulation. After more than a decade of abortive rebounds, Japan’s economy showed signs of sustained growth, and its market took comfort in Prime Minister Junichiro Koizumi’s reelection. Emerging markets continued to grow, bolstered by political and economic stability. Global corporate earnings remained healthy, and merger and acquisition activity began to accelerate in late summer. Despite these improving market conditions, a convergence of factors caused two setbacks. In March, international stocks reacted to a slowing economy in Europe, higher energy prices, concerns about the global recovery’s durability, and a strengthening dollar. Profit taking and fears of inflation were largely responsible for October’s decline.

THE DOLLAR RISES AGAIN

The U.S. dollar gained 12% against the yen, 8% in relation to the British pound, and 12% versus the euro this year, through October 31. The dollar’s strength was largely due to rising yields relative to Europe and Japan, the faster pace of U.S. economic growth than in other major developed markets, and strong demand from overseas investors.

Why should you care about the U.S. greenback’s strength or weakness versus other currencies? If you have been a tourist in a foreign country, you know that a strong dollar allows you to buy more goods and services per dollar. (For example, if you can buy a euro for $1.10 rather than $1.20 —the exchange rate on October 31, 2005—you spend fewer dollars for a cab ride, dinner, and a bottle of wine.) Along the same lines, a strong dollar makes imported goods and services less expensive for U.S. purchasers. Even if the currency price charged by the foreign exporter does not change, the strong dollar means it costs fewer dollars to buy the product. Conversely, a weak dollar makes U.S. goods more attractive in overseas markets.

Investing in foreign stocks and bonds involves the same type of currency translations. Initially, dollars must be converted into the local currency to buy the securities. Subsequently, price quotations, dividends and interest payments, and redemptions must be translated back into U.S. dollars. Because foreign exchange rates continually change due to each currency’s supply and demand, currency movements can increase or decrease the dollar value of an investment even if the security’s price remains unchanged. U.S. investors benefited from the falling greenback in 2004. The MSCI EAFE (Europe, Australasia, and Far East) Index gained 13.1% in local-currency terms but, thanks to currency exchange, produced a 20.7% return for U.S. investors.

With several more Fed rate hikes in prospect and solid fundamental underpinnings—corporate earnings gains at the fore—T. Rowe Price International portfolio managers believe the U.S. dollar has reasonable support at current levels versus other currencies. Over the longer term, however, our managers believe these positive factors will moderate and the dollar will reverse course due to concerns about the ballooning U.S. trade and budget deficits and the likelihood of rate hikes by the European Central Bank.

Most major currencies depreciated against the U.S. dollar over the past six months, surprising currency forecasters and investors, as higher U.S. interests rates along with continued robust economic growth supported the dollar and offset the effects of the twin budget and trade deficits. A less widely perceived reason for the strong dollar is its ties to China’s currency, the renminbi. Although the market is well aware of the Chinese government’s policy to tightly link the renminbi to the U.S. dollar, it is less cognizant of the Chinese currency’s effect on the dollar. Given China’s increasing economic importance and trade surpluses, pressure to revalue the renminbi also results in some upward pressure on the dollar against the euro and Japanese yen.

PORTFOLIO REVIEW

Telecommunications services was the fund’s best-performing sector over the six months ended October 31. Energy, driven by record-high oil prices, made a strong showing. The industrial sector, with strong capital goods sales, also performed well for the year and the six-month period. Our health care holdings struggled, and consumer stocks lagged as economic growth forecasts turned downward in Europe.

Europe
The fund achieved solid results in Europe, with the greatest returns coming mostly from sectors associated with business and exports such as industrials, materials, and energy. Consistent with the global picture, consumer-related sectors fared less well.

British turbine manufacturer Rolls-Royce Group produced record profits through a double-digit increase in airline and marine sales as well as from its cost reduction program. Rolls’ engine sales are becoming, in effect, long-term annuities because the company now offers airlines monitoring, maintenance, and other services contracts over the life of an engine. Another winner in the industrial space was Spanish construction company Acciona, which is well positioned to benefit from Spain’s fast-growing economy as well as from the E.U.’s catch-up subsidies that have been used to finance infrastructure spending. The company also has an important, growing wind farm electricity generation business, which received a boost from Europe’s push to reduce carbon emissions in conformance with the Kyoto Accord. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Swedish specialty steel company SSAB continued to be a successful holding. Our investment thesis played out, as the shares of this very well-managed producer held up amid an abrupt industry correction due to lower commodity steel prices. Based on its position in ultra-high-strength steel, its fine execution, and its attractive valuation, we continue to like the company’s prospects. We eliminated Austrian-based Voestalpine, on concerns over falling product prices and rising iron ore costs. By contrast, London-based Anglo American, with its substantial iron ore business, benefited from those rising prices. Good results and its decision to exit gold mining in favor of iron ore and copper helped unlock some of the latent value in its shares.

A tight supply/demand balance, aggravated by hurricanes Katrina and Rita, generated higher energy prices that benefited the sector. We have been bullish on energy stocks for some time. With growth in demand from China, Southeast Asia, India, and the U.S., and constraints on supply, we perceived there would be many opportunities in this sector. Statoil, Norway’s dominant oil company, with oil and natural gas operations in the Norwegian continental shelf, North Sea, Caspian Sea, and West Africa, was one of the fund’s top contributors. Given that much of its natural gas reserves are close to the U.K., a large consumer with dwindling North Sea gas production, the company is well positioned for future sales. Statoil also benefits from favorable tax treatment on increasing production outside of Norway. Other European integrated oil companies, including France’s Total and Italy’s Eni, also were strong performers.

The fund’s telecommunications services holdings, paced by Danish operator TDC, performed dramatically better than the telecom sector as a whole. We felt that the negative consensus outlook underestimated TDC’s operating performance and undervalued the company’s balance sheet. We were vindicated on both counts: operating results were better than expected, and several private equity groups approached the company for a buyout. TDC shares rose sharply. French wireless provider Bouygues, aided by its construction business, also turned in fine results. We initiated a position in Telenor, which offers a compelling combination of growth and inexpensive valuation. This Norwegian wireless company, with a strong position in its home market, is gaining scale in other Nordic countries and has a well-conceived and well-executed growth program in developing areas, such as the Baltics and Southeast Asia.

Among our consumer staples holdings, Swiss-based Nestle, with its worldwide collection of strong food and drink brands, successfully implemented a program to improve its operational efficiencies by adopting best practices across all its businesses. The effort has generated improved short-term results and should provide the company with a long-term competitive advantage. We added to our position in Finnish cordless phone company Nokia, which offers a dividend yield of about 2.5%, a debt-free balance sheet, and a meaty stock buyback program. In addition, its near-term prospects are good, given a new high-end product cycle in the developed world and escalating sales of entry-level phones in developing countries. We bought more Vodafone, the U.K. company with worldwide wireless operations that we think the market undervalues.

Although the market punished Royal Bank of Scotland during the past year for its large exposure to the sluggish U.K. economy and disappointing net interest margins, we believe that it has a great franchise and is currently undervalued. It is one of the world’s leading financial services providers, with major operations in Europe and the U.S. The synergies from its much criticized acquisitions are beginning to generate promised returns. We took advantage of the decline in the stock price to add to our holdings. This company is an example of the type of investment we favor: the valuation is quite inexpensive, it pays a solid dividend, it has a good underlying financial position, and it offers the potential for earnings growth.

Japan
Japan’s performance has improved markedly, changing from the fund’s worst-performing developed-market region to its best. Our stock selection in Japan during the past six months produced results slightly behind the pace of the rising market.

The fund’s bank and insurance company holdings performed well. After years of refusing to recognize defaulted and overdue loans, the government forced Japanese banks to swallow the bitter pill and write them off, which hurt their operating earnings. Almost simultaneously, the nation’s economy began to pick up, and many defaulted and overdue borrowers began to repay their loans. As a result, the banks posted impressive earnings during the past year. Early in the period, we bought Sumitomo Trust and Banking and were rewarded as those shares moved up sharply with the sector. We have added to our holdings because we believe Sumitomo Trust is one of the best values among Japanese banks. We also added to our position in Bank of Yokohama, a hybrid between a major “city” bank and a regional bank, and this investment paid off nicely as well. Shares of insurance companies also rose, partly due to revaluation of their underlying equity holdings. Among these, Aioi Insurance, a property/casualty insurer that we felt was undervalued, contributed nicely to performance.

As in Europe, the fund scored some successes among energy and industrial investments. Giant trading company Mitsubishi gained as increasing demand and higher prices rewarded its significant presence in energy markets, which includes a growing stake in liquefied natural gas. Trading company Sumitomo also gained from its energy interests as well as on its broader exposure to economic recovery in Japan. Based on valuation, we added to our Sumitomo position. Shares of Inpex, chartered for oil exploration and development outside Japan, increased their pace of appreciation. Nippon Mining Holdings, an oil refiner and nonferrous metals producer, also benefited from high petroleum prices and China’s rising demand for materials.

The fund also realized positive results from Toyota Motor. Unlike its American and European counterparts, this automaker’s sales continue to climb. We think the company’s prospects are good because of its strong financial position, emphasis on and achievement in vehicle quality, and market share increases in most regions, including the U.S. We like its leading position in environmentally friendly and fuel-efficient hybrid vehicles, an important growth area. Shares of Koito Manufacturing, a leading maker of automobile lighting components, continued to climb. Over the period, we purchased Hino Motors on a quite inexpensive valuation, in our view. This manufacturer of medium- and heavy-duty diesel trucks and buses maintains a dominant position in Japan and continues to outpace its competitors. The company is also successfully exploiting opportunities in Asia, Oceania, and North America.

Other important contributors in Japan included World, a clothing manufacturer that we sold after its shares jumped on a management buyout offer. The stock price of Transcosmos rose steadily and substantially, as the company continues to extend its electronic commerce services to the Internet.

Despite increasing export sales and Japan’s improving domestic economy, many consumer electronics companies struggled to produce earnings. Sony, one of Japan’s hallmark companies, suffered from intense competition in its consumer electronics business and from results that came in about 30% short of expectations. We own the shares because the stock’s valuation is quite low and the company’s engineering, marketing, and brand are still formidable. We were encouraged when Sony’s board of directors brought in Howard Stringer, an outsider, as CEO. He had revitalized the company’s U.S. entertainment business. So far, however, Mr. Stringer has disappointed us with tepid measures to turn around Sony’s operations and increase its profitability.

Nippon Yusen and Canon, which saw their shares rise less than the overall market, also hurt our results in Japan. Nippon Yusen faced rising fuel prices and concerns over increased container capacity in its shipping business. Canon was weighed on by concerns over competition in laser printers, office equipment, and digital cameras but nevertheless posted impressive operating results.

Pacific ex-Japan
Over the past six months, our emphasis on the Pacific ex-Japan region paid off. Not only was the region’s performance strong, but our investments outpaced the market. For the market, energy and materials were the leading sectors; for the fund, financial stocks had the largest impact.

Our investments in two Australian investment banks drove our Pacific ex-Japan performance. Sydney-based Macquarie Bank, a dynamic organization with growing regional and global operations, manages and launches investment trusts focused on infrastructure areas, such as airports and toll roads, that generate lucrative fees. Macquarie’s conventional investment banking operations—mergers and acquisitions, advice, and securities trading—benefit from Australia’s good, relatively stable economic fundamentals as well as its expansion into the region’s more dynamic economies. Babcock & Brown, another Sydney investment bank, also manages infrastructure trusts, performs structured finance, and provides financing and leasing for capital-intensive airline and railroad companies. Like Macquarie, Babcock & Brown is well managed and well positioned.

China Overseas Land & Investment was also a vigorous performer during the most recent six months. This Hong Kong real estate company owns, develops, and manages commercial, retail, and industrial property throughout China. Its construction subsidiary does considerable work there and is well positioned to take advantage of China’s rapid economic expansion.

High energy prices buoyed Australia’s Oil Search, but the stock also got a boost from solidifying prospects for a pipeline project that will deliver gas from its Papua New Guinea reserves to eastern Australia’s population centers. Additionally, the company is achieving good results in its oil exploration and production initiatives in Yemen and has some early prospects in North Africa.

Downer EDI, another Australian company with rising shares, is a great example of a derivative investment in China: it provides some exposure to China’s rapid economic growth but is incorporated and operates in a developed country with good shareholder protections and a mature judicial system. Downer provides engineering and services to, among others, the large Australian mining industry that is so important in meeting China’s voracious appetite for raw materials.

Another success in the region was Starhub, a Singapore provider of telecommunications and cable services that is achieving robust revenue and earnings growth while increasing returns to shareholders. Our holding in China Telecom did not fare so well. The stock suffered from concerns over expected Chinese government restructuring of the country’s telecom industry.

Late in the reporting period, we sold our longtime holding in Australian construction materials supplier Boral. The housing market in New South Wales, its major market, is softening at the same time that the U.S., another key market, is showing signs of peaking. The stock had done well, and the weakening business environment was becoming less supportive of its valuation.

In information technology our results were mixed. Point-of-sale terminal maker GES International, based in Singapore, was a hit on strong earnings growth. But competition and increased marketing costs took a toll on Creative Technology, a designer and manufacturer of digital entertainment products such as music players, also based in Singapore. Over the period, we purchased Acer in Taiwan, a leading maker of notebook computers. The company has executed extremely well in Europe, where it has substantial market share, and is now extending its distributor-oriented business model into China and the U.S.

Latin America
Despite our modest positions in Mexico, Brazil, and Chile, these less-developed markets once again made significant contributions. Most prominently, America Movil shares continued to rise, largely due to growth in its wireless business in Mexico, Central America, and South America. Like other large integrated energy companies, Petroleo Brasiliero, Brazil’s oil company, had a very strong showing during the past year.

INVESTMENT OUTLOOK

The yearlong runup in energy prices does not yet appear to have made a significant impact on global economic growth. The world’s central banks are clearly concerned that higher energy prices will pass through the economy and accelerate inflation; we are seeing hawkish signals from the Federal Reserve and, less tangibly, the European Central Bank. Chinese authorities are trying to slow particularly torrid sectors of their economy to sustainable growth rates, but so far have managed to sustain a strong overall economic pace. Clearly, a slowdown in U.S. or Chinese consumption will have a major impact on global growth rates. Corporate profitability has been robust despite rising materials and energy costs. We expect most companies to continue generating positive earnings growth absent an unexpected significant slowdown in the U.S. or China.

Our outlook for European corporate profits is positive. The prospects for much needed government-led economic reform are less likely, but restructuring by corporations, especially in Germany, should improve their competitive position. Meanwhile, generally attractive valuations and the return of strong cash flows to shareholders, whether through dividends or, increasingly, share repurchases, support European stocks.

The outlook for Japanese stocks is better than it has been in some years. Unlike Europe, progress in Japan has come through both corporate and governmental reforms, with the recent landslide mandate given Prime Minister Koizumi sustaining the reform agenda. Bad debts are down sharply, and banks are adding to their balance sheets rehabilitated loans that had previously been written off. Corporate profitability is much improved, and many firms are increasing dividends and implementing share buybacks. Deflation appears to be ending, and the central bank may actually raise interest rates in 2006. Domestic growth should improve, unless the U.S. or China stumbles, as the export sector is still a linchpin of the Japanese economy. Our financial and retail holdings should benefit, among others.

The economic and corporate fundamentals remain very strong in most emerging markets. However, we are mindful that valuations are not what they were. Emerging markets stocks still look inexpensive on predicted earnings, which factor in continued strong growth, but valuation spreads versus developed markets are less supportive on measures such as book value or dividend yield. We continue to hold investments that we find specifically compelling within the fund’s modest emerging markets allocation, but we expect that the strong rising tide that has lifted these markets the past few years may turn a bit choppier ahead.

Since our last letter, many of the fund’s shareholders have no doubt read Thomas Friedman’s The World is Flat, which posits the case for a rapid and continued shift to a globalized economy. Indeed, the world is changing rapidly and profoundly—not only through the rise of the emerging economic powers of China and India but also through the key transitions in developed economies, such as those of Japan and Europe. In the midst of all this change, our basic investment philosophy remains constant: we seek the stocks of attractively valued companies with prospects for improving business fundamentals and the return of dividends to shareholders. We will strive to make this approach provide continued rewards to shareholders.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 20, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE					
Beginning of period	$ 11.39	$ 9.40	$ 7.34	$ 8.19	$ 10.75
Investment activities					
Net investment income	0.27	0.12*	0.02*	0.09*	0.11*
Net realized and unrealized gain (loss)	2.09	1.91	2.13	(0.84)	(1.90)
Total from investment activities	2.36	2.03	2.15	(0.75)	(1.79)
Distributions					
Net investment income	(0.11)	(0.04)	(0.08)	(0.10)	(0.13)
Net realized gain	(0.01)	–	(0.01)	–	(0.64)
Total distributions	(0.12)	(0.04)	(0.09)	(0.10)	(0.77)
NET ASSET VALUE					
End of period	**$ 13.63**	**$ 11.39**	**$ 9.40**	**$ 7.34**	**$ 8.19**

Ratios/Supplemental Data

Total return^	**20.86%**	**21.66%***	**29.66%***	**(9.31)%***	**(17.99)%***
Ratio of total expenses to average net assets	0.99%	1.25%*	1.25%*	1.25%*	1.25%*
Ratio of net investment income to average net assets	2.08%	1.71%*	1.36%*	1.25%*	1.24%*
Portfolio turnover rate	26.9%	45.8%	53.2%	24.6%	8.5%
Net assets, end of period (in thousands)	$ 877,652	$ 437,974	$ 114,999	$ 10,654	$ 8,500

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.

** Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/05**	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE				
Beginning of period	$ 11.41	$ 9.41	$ 7.34	$ 7.10
Investment activities				
Net investment income	0.26	0.15*	0.09*	–
Net realized and unrealized gain	2.09	1.89	2.07	0.24
Total from investment activities	2.35	2.04	2.16	0.24
Distributions				
Net investment income	(0.11)	(0.04)	(0.08)	–
Net realized gain	(0.01)	–	(0.01)	–
Total distributions	(0.12)	(0.04)	(0.09)	–
NET ASSET VALUE				
End of period	**$ 13.64**	**$ 11.41**	**$ 9.41**	**$ 7.34**

Ratios/Supplemental Data

Total return^	**20.73%**	**21.74%***	**29.80%***	**3.38%***
Ratio of total expenses to average net assets	1.10%	1.15%*	1.15%*	1.15%*†
Ratio of net investment income to average net assets	2.00%	1.83%*	0.71%*	0.06%*†
Portfolio turnover rate	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 205,271	$ 37,542	$ 3,513	$ 103

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

** Per share amounts calculated using average shares outstanding method.

† Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

R Class

	Year Ended 10/31/05**	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE				
Beginning of period	$ 11.35	$ 9.38	$ 7.34	$ 7.10
Investment activities				
Net investment income	0.17*	0.17*	0.09*	–
Net realized and unrealized gain	2.12	1.84	2.04	0.24
Total from investment activities	2.29	2.01	2.13	0.24
Distributions				
Net investment income	(0.08)	(0.04)	(0.08)	–
Net realized gain	(0.01)	–	(0.01)	–
Total distributions	(0.09)	(0.04)	(0.09)	–
Redemption fees added to paid-in capital	0.01	–	–	–
NET ASSET VALUE				
End of period	**$ 13.56**	**$ 11.35**	**$ 9.38**	**$ 7.34**
Ratios/Supplemental Data				
Total return^	**20.36%***	**21.49%***	**29.38%***	**3.38%***
Ratio of total expenses to average net assets	1.40%*	1.40%*	1.40%*	1.40%*†
Ratio of net investment income (loss) to average net assets	1.29%*	1.53%*	0.89%*	(0.19)%*†
Portfolio turnover rate	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 9,999	$ 6,178	$ 910	$ 103

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/29/08.

** Per share amounts calculated using average shares outstanding method.

† Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 7.3%		
Common Stocks 7.3%		
Alinta	283,168	2,302
Australia & New Zealand Banking	648,072	11,446
Babcock & Brown [1]	431,214	5,409
BlueScope Steel [1]	701,244	4,456
Coles Myer	474,630	3,567
Downer EDI	739,926	3,373
Insurance Australia	674,880	2,623
Macquarie Bank	147,949	7,190
Macquarie Office Trust, Equity Units [1]	2,619,118	2,449
Mirvac Group	442,568	1,267
National Australia Bank	503,096	12,450
Nufarm [1]	306,803	2,450
Oil Search	1,392,365	3,433
Pacific Brands	1,643,811	3,373
Publishing & Broadcasting	244,385	2,961
Qantas Airways	416,809	1,069
QBE Insurance [1]	217,804	2,910
Sims Group [1]	197,240	2,513
Westpac Banking	272,435	4,238
Total Australia (Cost $64,396)		79,479
AUSTRIA 0.6%		
Common Stocks 0.6%		
Bank Austria Creditanstalt	55,950	6,152
Total Austria (Cost $3,692)		6,152
BELGIUM 1.1%		
Common Stocks 1.1%		
Fortis	147,610	4,207
KBC	32,777	2,672

UCB	72,309	3,576
Union Miniere	16,406	1,643
Total Belgium (Cost $10,182)		12,098

BRAZIL 0.6%

Common Stocks 0.6%

Petroleo Brasileiro (Petrobras) ADR (USD)	78,600	4,509
Tele Norte Leste ADR (USD)	95,300	1,687
Total Brazil (Cost $3,648)		6,196

CHILE 0.2%

Common Stocks 0.2%

Compania de Telecomunics Chile ADR (USD)	196,600	1,903
Total Chile (Cost $2,196)		1,903

CHINA 1.2%

Common Stocks 1.2%

China Overseas Land & Investment (HKD)	10,642,000	3,269
China Petroleum (HKD)	12,738,000	5,117
China Shenhua Energy (HKD) [2]	1,936,000	2,126
China Telecom (HKD)	4,801,000	1,566
China Unicom (HKD)	982,000	754
Total China (Cost $12,210)		12,832

DENMARK 0.8%

Common Stocks 0.8%

Tele Danmark	157,198	8,807
Total Denmark (Cost $6,350)		8,807

FINLAND 2.2%

Common Stocks 2.2%

Cargotec [1] [2]	88,580	2,624
Kesko	173,840	4,783
Neste Oil [2]	45,500	1,413

Nokia	768,663	12,909
TietoEnator	82,280	2,614
Total Finland (Cost $21,788)		24,343

FRANCE 8.4%

Common Stocks 8.4%

AXA	318,710	9,238
BNP Paribas	131,990	10,016
Bouygues [1]	154,382	7,624
CNP Assurances [1]	39,685	2,763
Compagnie de Saint-Gobain [1]	37,934	2,080
Pernod-Ricard [1]	20,095	3,515
Pinault Printemps Redoute	18,682	1,964
Publicis [1]	156,986	5,198
Renault [1]	85,843	7,435
Sanofi-Aventis [1]	152,514	12,222
Societe Generale [1]	83,376	9,528
Total	64,416	16,235
Total ADR (USD)	600	76
Vivendi Universal	132,401	4,164
Total France (Cost $77,014)		92,058

GERMANY 6.0%

Common Stocks 5.4%

Altana AG [1]	62,599	3,529
BASF	113,240	8,171
Bayerische Motoren Werke	182,046	7,906
Celesio	32,040	2,772
E.ON AG	141,178	12,804
Hypo Real Estate Holding	137,858	6,669
METRO	118,902	5,412
MobilCom AG [1]	144,804	2,948
Munich Re	37,886	4,454
Siemens	59,680	4,442
		59,107

Preferred Stocks 0.6%		
Fresenius [1]	23,210	3,263
Hugo Boss	102,700	3,406
		6,669
Total Germany (Cost $57,094)		65,776
HONG KONG 1.6%		
Common Stocks 1.6%		
Esprit Holdings	335,500	2,382
Hang Lung Group [1]	1,421,000	2,622
Hong Kong Electric	553,000	2,614
Hutchison Whampoa	886,800	8,417
Wheelock	1,026,000	1,646
Total Hong Kong (Cost $14,639)		17,681
IRELAND 1.5%		
Common Stocks 1.5%		
Allied Irish Banks	278,351	5,875
Bank of Ireland	461,659	6,994
DCC	173,781	3,231
Total Ireland (Cost $16,500)		16,100
ITALY 2.5%		
Common Stocks 2.5%		
Eni S.p.A. [1]	451,976	12,099
Eni S.p.A. ADR (USD)	1,500	201
Milano Assicurazioni	669,630	4,194
Saipem	280,118	4,020
UniCredito [1]	1,022,746	5,716
Unipol [1]	550,506	1,408
Total Italy (Cost $23,642)		27,638
JAPAN 22.1%		
Common Stocks 22.1%		
Aioi Insurance [1]	658,000	4,663
Alpine Electronics	220,600	3,345

Aoyama Trading	90,000	2,701
Asahi Breweries [1]	225,900	2,823
Astellas Pharma	100,300	3,588
Bank of Fukuoka [1]	365,000	2,853
Bridgestone	219,000	4,484
Canon	155,600	8,237
Daiichi Sankyo [1][2]	177,600	3,220
Denki Kagaku Kogyo	467,000	1,710
Goldcrest Company [1]	36,100	2,249
Hamamatsu Photonics [1]	106,500	2,470
Hino Motors	696,000	4,452
Honda	98,300	5,462
INPEX [1]	1,068	7,486
Kaneka	243,000	3,005
KDDI	917	5,236
Kirin Brewery	274,000	3,035
Kobayashi Pharmaceutical	53,000	1,637
Koito Manufacturing [1]	400,000	5,364
Mitsubishi [1]	515,800	10,104
Mitsubishi Tokyo Financial	553	6,975
Mitsui Chemicals [1]	643,000	3,849
Mitsui Sumitomo Insurance	408,000	5,269
Nippon Express	709,000	3,895
Nippon Mining	695,000	5,115
Nippon Yusen [1]	1,442,000	8,733
Promise	61,300	3,897
Ricoh Leasing	143,100	3,807
Shimadzu	709,000	5,034
Sony [1]	187,000	6,100
Sony ADR (USD)	1,500	49
Sumitomo	818,000	9,209
Sumitomo Bakelite [1]	167,000	1,107
Sumitomo Trust & Banking	1,447,000	12,298
Takeda Chemical Industries	206,000	11,331
TDK	42,800	2,901
TEPCO [1]	237,000	5,892

Terumo [1]	116,200	3,526
The Bank of Yokohama	652,000	5,309
Toho Gas [1]	1,386,000	5,984
TonenGeneral Sekiyu [1]	440,000	4,901
Toppan Forms [1]	159,400	1,967
Toshiba [1]	1,181,000	5,498
Toyota Motor	439,800	20,425
Trans Cosmos [1]	52,900	2,686
Yamaha [1]	171,700	3,044
Yamato Transport [1]	123,000	2,031
York-Benimaru [1]	77,600	2,255
Total Japan (Cost $201,676)		241,211

MEXICO 1.2%

Common Stocks 1.2%

America Movil ADR, Series L (USD)	140,700	3,693
Cemex	471,350	2,449
Grupo Financiero Banorte	470,286	4,008
Organizacion Soriana, Series B [2]	340,700	1,332
Wal-Mart de Mexico, Series V	423,900	2,063
Total Mexico (Cost $7,868)		13,545

NETHERLANDS 2.5%

Common Stocks 2.5%

ABN AMRO	279,753	6,619
ABN AMRO ADR (USD)	3,000	71
Akzo Nobel [1]	49,437	2,135
DSM	132,673	4,766
ING Groep GDS	312,800	9,029
Koninklijke Wessanen GDS [1]	154,389	2,269
Philips Electronics	114,715	3,002
Total Netherlands (Cost $24,974)		27,891

NORWAY 2.9%

Common Stocks 2.9%

Aktiv Kapital	321,300	4,352

Statoil ASA [1]	659,243	14,660
Telenor ASA	902,400	8,827
Yara International	232,888	3,839
Total Norway (Cost $24,891)		31,678

SINGAPORE 1.8%

Common Stocks 1.8%

Creative Technology	84,400	619
GES International	3,261,000	1,789
Sembcorp	3,659,360	5,825
Singapore Press	687,250	1,819
Starhub	3,807,000	4,387
United Overseas Bank	701,336	5,724
Total Singapore (Cost $17,306)		20,163

SPAIN 2.7%

Common Stocks 2.7%

Acciona [1]	74,189	8,122
Banco Santander Central Hispano [1]	912,064	11,642
Banco Santander Central Hispano ADR (USD)	4,100	52
Gestevision Telecino	163,170	3,622
Iberdrola	151,672	4,063
Indra Sistemas	128,851	2,643
Total Spain (Cost $24,728)		30,144

SWEDEN 4.4%

Common Stocks 4.4%

Autoliv GDR [1]	158,300	6,810
Foreningssparbanken	213,960	5,286
Nobia [1]	121,371	1,976
NORDEA	1,146,161	11,245
Peab [1]	304,997	3,511

S-E-Banken	216,580	4,046
SKF, Series B	217,060	2,744
SSAB Svenskt Stal, Series A	218,526	6,529
Svenska Handelsbanken, Series A	241,234	5,507
Total Sweden (Cost $39,176)		47,654

SWITZERLAND 4.8%

Common Stocks 4.8%

EFG International [1] [2]	161,400	4,636
Holcim	41,904	2,606
Nestle	40,877	12,163
Novartis	283,359	15,237
UBS	178,926	15,182
UBS (Registered shares) (USD)	316	27
Vontobel Holding	86,982	2,441
Total Switzerland (Cost $47,063)		52,292

TAIWAN 0.3%

Common Stocks 0.3%

Acer	1,470,000	2,995
Total Taiwan (Cost $3,148)		2,995

THAILAND 0.2%

Common Stocks 0.2%

Precious Shipping Foreign	16,000	16
Precious Shipping NVDR	2,325,200	2,238
Total Thailand (Cost $2,902)		2,254

UNITED KINGDOM 22.4%

Common Stocks 22.4%

Aegis Group	1,371,562	3,021
Alliance & Leicester	99,274	1,465
Alliance UniChem	231,051	3,150
Anglo American	368,175	10,870
Associated British Foods	323,901	4,533
AstraZeneca ADR (USD)	145,200	6,519

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Affiliated companies (cost $6,979)	$ 6,979
Non-affiliated companies (cost $1,070,740)	1,223,764
Total investments in securities	1,230,743
Receivable for investment securities sold	3,793
Receivable for shares sold	3,338
Dividends and interest receivable	1,642
Cash	46
Foreign currency	12
Other assets	10,324
Total assets	1,249,898
Liabilities	
Obligation to return securities lending collateral	138,256
Payable for investment securities purchased	7,001
Investment management fees payable	598
Payable for shares redeemed	589
Due to affiliates	126
Other liabilities	10,406
Total liabilities	156,976
NET ASSETS	$ 1,092,922
Net Assets Consist of:	
Undistributed net investment income	$ 15,804
Undistributed net realized gain	12,115
Net unrealized gain	152,992
Paid-in capital applicable to 80,191,968 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	912,011
NET ASSETS	$ 1,092,922

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 10/31/05	10/31/04
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 16,488	$ 4,712
Net realized gain	13,584	1,824
Change in net unrealized gain	103,876	41,184
Increase in net assets from operations	133,948	47,720
Distributions to shareholders		
Net investment income		
Investor Class	(4,540)	(518)
Advisor Class	(444)	(26)
R Class	(43)	(14)
Net realized gain		
Investor Class	(413)	–
Advisor Class	(40)	–
R Class	(5)	–
Decrease in net assets from distributions	(5,485)	(558)
Capital share transactions*		
Shares sold		
Investor Class	372,870	314,116
Advisor Class	158,873	32,765
R Class	8,020	6,774
Distributions reinvested		
Investor Class	4,815	505
Advisor Class	41	4
R Class	48	14
Shares redeemed		
Investor Class	(48,832)	(34,870)
Advisor Class	(7,741)	(1,867)
R Class	(5,383)	(2,331)
Redemption fees received	53	1
Increase in net assets from capital share transactions	482,764	315,111
Net Assets		
Increase during period	611,227	362,273
Beginning of period	481,695	119,422
End of period	**$ 1,092,922**	**$ 481,695**
Undistributed net investment income	15,804	4,263

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income original share class, referred to in this report as the Investor Class, offered since December 21, 1998, International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002, and International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class and R Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2005, the value of loaned securities was $132,866,000; aggregate collateral consisted of $138,256,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $701,222,000 and $212,579,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 were characterized as follows for tax purposes:

At October 31, 2005, the tax-basis components of net assets were as follows:

For the year ended October 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2005, the cost of investments for federal income tax purposes was $1,077,770,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, at October 31, 2005, expenses previously reimbursed by the manager in the amount of $23,000 remain subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2005, expenses incurred pursuant to these service agreements were $104,000 for Price Associates, $166,000 for T. Rowe Price Services, Inc., and $87,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2005, the fund was charged $98,000 for shareholder servicing costs related to the college savings plans, of which $71,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At October 31, 2005, approximately 5.8% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2005, the fund was allocated $298,000 of Spectrum Funds’ expenses and $917,000 of Retirement Funds’ expenses. Of these amounts, $914,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At October 31, 2005, approximately 22.3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 47.3% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $243,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $6,979,000 and $11,680,000, respectively.

As of October 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 257,581 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

•  $719,000 from short-term capital gains,

•  $825,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable noncorporate shareholders, $14,661,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $50,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $19,260,000 and foreign taxes paid of $726,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1991	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1988	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to present),
2001	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Director

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2002	the Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs Asset
Management (to 2004)

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Vice
President, Salomon Smith Barney Hong Kong
(to 2001)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, International Funds

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price Global
Vice President, International Funds	Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., T. Rowe
Price Investment Services, Inc., and T. Rowe Price
Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director and Vice President, T. Rowe Price; Vice
President, International Funds	President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President, T. Rowe
Price International, Inc.; Director, T. Rowe Price
Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$17,354	$16,199
Audit-Related Fees	1,503	1,563
Tax Fees	4,921	4,458
All Other Fees	368	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005